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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2003

                         FIRST WASHINGTON FINANCIALCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                  000-32949              52-2150671
   -----------------------------      -----------          -----------------
   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No

           US Route 130 & Main Street
             Windsor, New Jersey                                 08561
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     (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code (609) 426-1000
                                                           ---------------

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Item 7.  Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.          Description
         -----------          -----------
         99                   Press Release released July 15, 2003 announcing
                              the Registrant's results for the second quarter of 2003.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

         The information in this Current Report on Form 8-K is being furnished pursuant to "Item 12 - results of Operations and Financial Condition" of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit 99 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FIRST WASHINGTON FINANCIALCORP.
                                      -------------------------------
                                      (Registrant)


Dated: July 15, 2003                  By:  C. HERBERT SCHNEIDER
                                           -------------------------------------
                                           C. HERBERT SCHNEIDER
                                           President and Chief Executive Officer



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                                 EXHIBIT INDEX
                                 --------------

                           CURRENT REPORT ON FORM 8-K
                           ---------------------------


Exhibit No.       Description                                         Page No.
-----------       -----------                                         --------

99                Press Release released July 15, 2003                  4
                  announcing the Registrant's results
                  for the second quarter of 2003.